UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 27, 2004

RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-07336	59-34862971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL 32904

(Address of Principal Executive Office) (Zip Code)

(321) 984-1414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Item 5.     Other events

On May 27, 2004, the Company entered into a change of control agreement with each of its President and Chief Executive Officer, David P. Storey, its Executive Vice President and Chief Financial Officer, William P. Kelly, and its Vice President of Operations, Harold B. Cook. A copy of the agreements are attached as Exhibit 99.1, 99.2, and 99.3, respectively, and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Change of Control Agreement between RELM Wireless Corporation and David P. Storey, dated May 27, 2004
99.2	Change of Control Agreement between RELM Wireless Corporation and William P. Kelly, dated May 27, 2004
99.3	Change of Control Agreement between RELM Wireless Corporation and Harold B. Cook, dated May 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: June 1, 2004	By:	/s/ WILLIAM P. KELLY
William P. Kelly Executive Vice President And Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Change of Control Agreement between RELM Wireless Corporation and David P. Storey, dated May 27, 2004
99.2	Change of Control Agreement between RELM Wireless Corporation and William P. Kelly, dated May 27, 2004
99.3	Change of Control Agreement between RELM Wireless Corporation and Harold B. Cook, dated May 27, 2004